Exhibit 10.9

[CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.]

THIRD AMENDMENT TO LICENCE AND SERVICES AGREEMENT
    This Third Amendment to the License and Services Agreement (the “Third Amendment”) is made as of this 21st. day of December 2022 (the “Third Amendment Effective Date”) by and between:
(i)24M Technologies, Inc., incorporated in Delaware with its principal office at 130 Brookline St., Cambridge, MA 02139 (“24M”) and

(ii)FREYR Battery Norway AS, a Norwegian limited liability corporation with company registration number 929 340 019 having its registered place of business at Halvor Heyerdahls vei 33, 8626 Mo i Rana, Norway (“FREYR”),

each a “Party” and together the “Parties”.

Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Agreement (as defined below).
RECITALS
    (A) 24M and FREYR entered into that certain License and Services Agreement as of 15 December 2020 (the “Agreement”);
    (B) clause 16.10 of the Agreement provides that the Agreement may be varied or amended by an amendment in writing and duly executed by or on behalf of each of the Parties to the Agreement; and
    (C) 24m and FREYR wish to amend the Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Amendment
1.2Clause 7.1 (e) is added to the Agreement and reads as follows:
(e) Additional Service Fee. FREYR shall pay 24M an Additional Service Fee of eight million seven hundred fifty thousand U.S. dollars ($8,750,000) in four equal payments (the “Additional Service Fee”), in accordance with the following schedule. If the Additional Service timeline outlined in Schedule 2A is significantly delayed, the Parties will negotiate in good faith a revision to the Additional Service Fee payment schedule to reflect the delay.
(i)Two million one hundred eighty-seven thousand five hundred U.S. dollars ($2,187,500) on 31 December 2022

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(ii)Two million one hundred eighty-seven thousand five hundred U.S. dollars ($2,187,500) on 1 April 2023
(iii)Two million one hundred eighty-seven thousand five hundred U.S. dollars ($2,187,500) on 1 September 2023
(iv)Two million one hundred eighty-seven thousand five hundred U.S. dollars ($2,187,500) on 1 February 2024
1.3Clause 7.2 (f) is added to the Agreement and reads as follows:
In consideration of the Additional Service Fee plus any incurred travel, lodging, meals and similar expenses reasonably incurred by 24M and any capital costs incurred by 24M and approved in advance by FREYR in providing Additional Services, 24M will provide FREYR with the services as set forth in Clause 7.4 and Schedule 2A (the “Additional Services”). 24M agrees to: (i) provide the Services diligently, and (ii) comply with the requirements of this Agreement and Schedule 2A in the performance of the Services, and (iii) provide the Services within the Period of Performance specified in Schedule 2A.
1.4Clause 7.2 (g) is added to the Agreement and reads as follows:
Completion of Additional Services may require the purchase of equipment, other capital expenditures or external test services not included in the Additional Service Fee. Should 24M determine such expenditures are required, it will advise FREYR in advance and upon FREYR’s approval, 24M will purchase the required capital or test services and the agreed expenditure will be billed to FREYR in addition to the Additional Service Fee. Should FREYR not approve the expenditure nor otherwise provide for the requirement, 24M will work in good faith to modify the objectives and scope to reflect this change.
1.5Clause 7.2 (h) is added to the Agreement and reads as follows:
Provided 24M has appropriately staffed on the time frame required for the Additional Services as outlined in Schedule 2A, the Parties further agree that notwithstanding any other provision in this agreement, Additional Services shall in no event extend beyond December 31, 2024. FREYR can choose to extend certain [***] if mutually agreed to by FREYR and 24M at a mutually agreed upon price.
1.6Amendment 2A is added to the Agreement and reads as follows:

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Schedule 2A
Additional Services
Statement of Work

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2.Miscellaneous.

2.1Counterparts. This Agreement may be executed in counterparts.
2.2Governing Law. This Agreement, and all questions regarding the existence, validity, interpretation, breach or performance of this Agreement, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, United States, without reference to its conflicts of law principles with the exception of sections 5-1401 and 5-1402 of New York General Obligations Law.
2.3The Agreement and this Third Amendment shall be read and construed together as a single agreement and the term “Agreement” shall be deemed a reference to the Agreement as amended by this Third Amendment.
    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the Third Amendment Effective Date.

24M TECHNOLOGIES, INC.             FREYR Battery Norway AS

Signature:    /s/ Naoki Ota         Signature:    /s/ Jan Arve Haugan
By:     NAOKI OTA                    By: JAN ARVE HAUGAN
Title:     PRESIDENT & CEO                Title:     COO and MANAGING DIRECTOR

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